ULTRANNUITY SERIES I VARIABLE ANNUITY	ULTRANNUITY SERIES I VARIABLE ANNUITY

Prospectus Supplement Dated September 9, 2021

Important Information about DWS Bond VIP

This Supplement updates certain information in the Prospectuses. Please read this Supplement carefully and retain it for future use.

The purpose of this Supplement is to advise you of the impending liquidation of the DWS Bond VIP Fund (referred to herein as “the Fund”), which underlies certain Subaccounts. The Fund will be liquidated on or about October 28, 2021. Effective as of October 28, 2021, the Subaccount will no longer be available.

As a result of the liquidation of the Fund, if you have allocated Contract Value to the Subaccount that invests in the Fund, you may want to consider transferring your Contract Value to one of the other Subaccounts prior to October 28, 2021. If no such transfer is made by close of business on the date the Fund liquidates, your Contract Value allocated to the DWS Bond VIP Subaccount will be reallocated to the DWS Government Money Market VIP Subaccount. In addition, if you have selected the DWS Bond VIP Subaccount as part of a Dollar Cost Averaging, Asset Allocation or Rebalancing Program and you do not contact us to change your allocations, future transactions that would have been allocated to the DWS Bond VIP Subaccount will be allocated to the DWS Government Money Market VIP Subaccount.

Effective October 28, 2021, no new purchase payments may be allocated to the DWS Bond VIP Subaccount and transfers of existing contract value may not be made into the DWS Bond VIP Subaccount. This includes transfers pursuant to the Dollar Cost Averaging, Asset Allocation or Rebalancing Programs.

Below is a summary of the Subaccounts available under the Contract. There can be no assurance that any of the underlying funds will achieve its objective. More detailed information is contained in the prospectuses of the underlying funds, including information on the risks associated with the investments and investment techniques.

Asset Category (*)	Variable Investment Options (Series Fund – Portfolio)	Goal
Balanced Asset Allocation	Variable Insurance Products Fund V – Fidelity VIP Asset Manager – Initial Class(2)	Seeks high total return with reduced risk over the long term allocating its assets among stocks, bonds, and short‑term instruments
Intermediate Term Bond	T. Rowe Price Fixed Income Series, Inc. – T. Rowe Price Limited-Term Bond Portfolio(3)	Seeks a high level of income consistent with moderate fluctuations in principal value

Investors should retain this supplement for future reference.

UNITED OF OMAHA LIFE INSURANCE COMPANY,  Variable Product Services
or
COMPANION LIFE INSURANCE COMPANY,  Variable Product Services
Mailing Address:  P.O.  Box 750497, Topeka, Kansas 66675-0497   1-800-238-9354

Asset Category (*)	Variable Investment Options (Series Fund – Portfolio)	Goal
International Equity	T. Rowe Price International Series, Inc. – T. Rowe Price International Stock Portfolio(3)	Seeks long-term growth of capital through investments primarily in the common stocks of established, non‑U.S. companies
Large Cap Blend	Variable Insurance Products Fund II – Fidelity VIP Index 500 Portfolio – Initial Class(2)	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index
Large Cap Growth	T. Rowe Price Equity Series, Inc. – T. Rowe Price All-Cap Opportunities – Advisor Class(3)	Seeks long-term capital growth by investing primarily in the common stocks of growth companies
Large Cap Growth	Variable Insurance Products Fund – Fidelity VIP Growth – Initial Class(2)	Seeks capital appreciation
Large Cap Value	T. Rowe Price Equity Series, Inc. – T. Rowe Price Equity Income Portfolio(3)	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks
Money Market	Deutsche DWS Variable Series II – DWS Government Money Market VIP – Class A(1)	Seeks maximum current income to the extent consistent with stability of principal

(*)  Asset category designations are our own to help you gain insight into each investment portfolio’s intended objectives, but do not assure that any investment portfolio will perform consistent with the categorization.  Information contained in the investment portfolios’ prospectuses should be read carefully before investing in any Subaccount.

Investment advisers of the Series Funds:

(1)	DWS Investment Management Americas, Inc.
(2)	Fidelity Management & Research Company LLC.
(3)	T. Rowe Price Associates, Inc.

The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the investment portfolios.